LIQUIDITY	12 Months Ended
Jun. 30, 2021
LIQUIDITY
LIQUIDITY

NOTE 2. LIQUIDITY

As disclosed in the Company’s consolidated financial statements, the Company had recurring net losses for the years ended June 30, 2019, 2020 and 2021. In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand and its ability to generate sufficient revenue sources in the future to support its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Direct offering and debt financing in the forms of loans payable and loans from related parties have been utilized to finance the working capital requirements of the Company. Two major shareholders also renewed a 3-year commitment letter for financial support and whenever the Company has liquidity difficulty, they will provide working capital to support daily operation of the Company.

Despite those negative financial trends, as of June 30, 2021, the Company has positive working capital due to the following measurements the management has taken to enhance the Company’s liquidity:

1)	The Company financed through direct offering of its common stock and prefunded warrants. On June 14, 2021, the Company and certain institutional investors entered into certain securities purchase agreement to sell to an aggregate of 6,014,102 Class A Ordinary Shares and 2,800,000 pre-funded warrants to purchase Class A Ordinary Shares in a registered direct offering and warrants to purchase up to 8,814,102 Class A Ordinary Shares in a concurrent private placement, for gross proceeds of approximately $55.0 million before deducting the placement agent’s fees and other estimated offering expenses.
2)	The Company financed through convertible debt during this period as a reserve for some future projects. On November 25, 2020, the Company and certain accredited investors (the “Investors”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to sell to the Investors, and the Investors agreed to purchase from the Company, in an unregistered private transaction, convertible promissory notes (the “Convertible Notes”) with an aggregate principal amount of $6,485,000, convertible into Class A Ordinary Shares, $0.0925 par value per share of the Company at a rate of $0.71 per Class A Ordinary Share, upon the terms and subject to the limitations and conditions set forth in such Convertible Notes. The Company received the full principal amount in December 2020. On January 28, 2021, the Company received the conversion notices from the Investors, and Class A Ordinary Shares totaling 9,225,338 were issued by the Company to the Investors equaling principal and interests amounted to $6,549,990, after the issuance, all the outstanding principle and interests have been converted.
3)	The Company financed through borrowing from shareholders and senior management. As of June 30, 2021, the Company has short-term borrowings due to related parties amounted to ¥12.7 million ($2.0 million), and long-term borrowings due to a related party amounted to ¥7.4 million ($1.1 million).
4)	The Company also financed from commercial banks. As of June 30, 2021, the Company had ¥15.0 million ($2.3 million) in bank loans outstanding. The management expects that the Company will be able to renew its existing bank loan upon its maturity based on past experience and our good credit history.

Management believes that the foregoing measures collectively will provide sufficient liquidity for the Company to meet its future liquidity needs.